As filed with the U.S. Securities and Exchange Commission on July 29, 2005
                                                              File No. 333-47467
                                                                       811-08689

--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            ------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       POST-EFFECTIVE AMENDMENT NO. 8 |X|

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 10 |X|
                        -------------------------------
                              THE NEVIS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                        -------------------------------
                              1119 St. Paul Street
                              Baltimore, MD 21202
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number: (410) 385-2645

                        -------------------------------
                            David R. Wilmerding, III
                                   President
                              The Nevis Fund, Inc.
                              1119 St. Paul Street
                              Baltimore, MD 21202

                                    Copy to:
                             Richard W. Grant, Esq.
                          Morgan, Lewis & Bockius LLP
                               One Oxford Centre
                           Pittsburgh, PA 15219-6401
                        -------------------------------
It is proposed that this filing will become effective (check appropriate box)

__ Immediately upon filing pursuant to paragraph (b) of Rule 485
__ on (date) pursuant to paragraph (b) of Rule 485
__ 60 days after filing pursuant to paragraph (a) (1) of Rule 485 X_ on October 1, 2005 pursuant to paragraph (a) (1) of Rule 485 __ 75 days after filing pursuant to paragraph (a) (2) of Rule 485
__ on (date) pursuant to paragraph (a) (2) of Rule 485

--------------------------------------------------------------------------------

                                   PROSPECTUS

                                 October 1, 2005




                              THE NEVIS FUND, INC.


             The Nevis Fund, Inc. is a no-load mutual fund seeking
                        long-term capital appreciation.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                 -------------

                               Investment Adviser
                          Nevis Capital Management LLC
                              1119 St. Paul Street
                               Baltimore, MD21202

                                   Distributor
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

--------------------------------------------------------------------------------

                              ABOUT THIS PROSPECTUS

     This prospectus gives you important information about The Nevis Fund, Inc. (the Fund) that you should know about before investing. Please read this prospectus and keep it for future reference. This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

An Overview of the Fund .................  3
Fees and Expenses of the Fund ...........  4
The Fund's Investments and Strategies ...  5
More About Risk .........................  5
Purchasing and Selling Fund Shares ......  6
Dividends, Distributions and Taxes ...... 14
Fund Management ......................... 15
Financial Highlights .................... 16

--------------------------------------------------------------------------------

                                 AN OVERVIEW OF
                                    THE FUND

     This section describes the Fund's investment goals and strategies and the principal risks of investing in the Fund.

INVESTMENT GOALS AND STRATEGIES OF THE FUND
     The Fund's goal is long-term capital appreciation. The Fund generally follows a growth strategy in selecting securities but may select stocks based upon value-oriented criteria.
     The Fund's investment strategy is founded on the belief that over time the performance of a company's stock will track the growth of its earnings. The Fund's investment adviser will select investments for the Fund characterized by businesses that generate high returns on invested capital and have strong, positive cash flows. When analyzing a company's earnings growth, the investment adviser attempts to determine its sustainable rate of growth of operating earnings. The investment adviser is not interested in companies that report unsustainable earnings growth attributable to investment income, extraordinary gains or accounting manipulation. The Fund generally invests in companies with market capitalizations of more than $100 million, but may invest in companies of any size.
     The Fund's investment strategy also requires the investment adviser to be sensitive to value when selecting stocks for the Fund's portfolio. Typically, the stocks purchased by the Fund will have a price earnings (P/E) multiple no greater than 75% of the company's long-term sustainable growth rate. The Fund's investment adviser pays careful attention to a company's capital structure, preferring companies with conservatively capitalized balance sheets that are self-financing.
     The Fund's investment adviser will generally sell a security when the investment criteria no longer applies. The Fund takes a long-term approach to investing, and as a result, the Fund expects it will generally experience relatively low portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND
     You may lose money on your investment in the Fund, just as you could with other investments. As with all mutual funds, Fund shares are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency.
     The value of your investment in the Fund is based on the market prices of the securities the Fund holds. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.
     The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. These companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies.
     The Fund may select a security based upon value-oriented criteria. The principal risk of value investing is that the security may remain undervalued.
     The Fund is non-diversified, which means that it may invest in the securities of relatively few companies. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these companies and may experience increased volatility due to its investments in those securities.

     The bar chart and the performance table below provide some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.*+


[BAR CHART OMITTED, PLOT POINTS FOLLOWS]

1999        286.53%
2000       (24.94)%
2001       (44.37)%
2002       (47.60)%
2003         77.52%
2004

     BEST QUARTER       WORST QUARTER
        XX.XX%             XX.XX%
       XX/XX/XX           XX/XX/XX

* The performance information shown above is based on full calendar years. The Fund's total return from January 1, 2005 to June 30, 2005 was X.XX%.
+ The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, investing in technology, science and small capitalization companies entails specific risks, including increased volatility and above average price fluctuations. For the fiscal periods ended May 31, 1999 and May 31, 2000, the Fund benefited substantially from first-day realized and unrealized gains from initial public offerings. [SEE PAGE 15 "FINANCIAL HIGHLIGHTS."] These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.

AVERAGE ANNUAL TOTAL RETURN (for the periods ended December 31, 2004)

                                                            Since
                                     1 Year    5 Years    Inception*
--------------------------------------------------------------------------------
Fund Return Before Taxes             X.XX%     X.XX%        X.XX%
--------------------------------------------------------------------------------
Fund Return After
  Taxes on Distributions**           X.XX%     X.XX%        X.XX%
--------------------------------------------------------------------------------
Fund Return After
  Taxes on Distributions
  and Sale of Fund Shares**          X.XX%     X.XX%        X.XX%
--------------------------------------------------------------------------------
Russell 2000 Index (reflects
  no deduction for fees,
  expenses, or taxes)+               X.XX%     X.XX%        X.XX%
--------------------------------------------------------------------------------

* The Fund commenced operations on June 29, 1998. Frank Russell 2000 Index returns shown from June 30, 1998.
** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
+ An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, representing 7% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of 3,000 large U.S. companies ranked by market capitalization, representing approximately 98% of the U.S. equity market.


--------------------------------------------------------------------------------

                                FEES AND EXPENSES
                                   OF THE FUND

   THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES. YOU WOULD PAY THESE FEES DIRECTLY FROM YOUR INVESTMENT IN THE FUND:

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on
Purchases (as a % of offering price) .........  None
Maximum Deferred Sales Charge (Load)
(as a % of net asset value) ..................  None
Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends and other
    Distributions (as a % of offering price) .  None
Redemption Fee (as a % of amount redeemed) ...  2.00%*
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees ..............................  1.50%
Distribution and Service (12b-1) Fees ........  0.00%
Other Expenses ...............................  0.00%**
Total Annual Fund Operating Expenses .........  1.50%**
Fee Waivers and Reimbursements ...............  0.00%**
Net Expenses .................................  1.50%**


------------

* Shares redeemed within 180 days of their purchase are subject to a 2% redemption fee. See "Purchasing and Selling Fund Shares - Selling Shares."
** The Adviser has contractually agreed to pay all ordinary expenses of the Fund's operations. The Fund will bear any extraordinary expenses incurred in the course of its business except commissions related to the Fund's portfolio transactions. For more information about fees and expenses, see "Fund Management - Investment Adviser."

EXAMPLE
     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods.
     The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

 1 Year    3 Years   5 Years  10 Years
  $XXX      $XXX      $XXX      $XXX


--------------------------------------------------------------------------------
                      THE FUND'S INVESTMENTS AND STRATEGIES
     The Fund's primary investments and strategies are described under "An Overview of the Fund." The Fund will normally invest at least 65% of its assets in the types of securities described in this prospectus. However, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information. Of course, there is no guarantee that the Fund will achieve its investment goal.

EQUITY SECURITIES
     Equity securities are the fundamental unit of ownership in a company. They represent a share of the company's earnings and assets, after it pays its liabilities. Equity securities offer greater potential for appreciation than other types of securities because their value increases directly with the value of the company's business. Equity securities include publicly and privately issued common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices.
     Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the company's earnings and assets after the company pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
     Holders of preferred stocks have the right to receive specified dividends before the company makes payments on its common stock. Some preferred stocks also participate in dividends and other distributions paid on common stock. Preferred stocks may permit the company to redeem the stock.
     Warrants give the Fund the option to buy a company's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing shareholders.

TEMPORARY INVESTMENTS
     The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash and short-term securities that may not ordinarily be consistent with the Fund's goals. The Fund may not achieve its investment goal when so invested. The Fund will make such investments if the investment adviser believes that the risk of loss outweighs the opportunity for gains.


--------------------------------------------------------------------------------
                                 MORE ABOUT RISK
     There are risks associated with investing in the types of securities in which the Fund invests. As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

MARKET RISK
     Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, also is affected by prevailing interest rates, the credit quality of the issuer and any call provision.
     Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

SMALLER CAPITALIZATION COMPANY RISK
     The Fund may invest in smaller capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. Therefore, small-cap stocks may be more volatile than those of larger companies. The stocks of smaller capitalization companies tend to have less trading volume than the stocks of larger companies. Less trading volume may make it more difficult for the Fund to sell a small-cap stock at its quoted market price. Finally, there are periods when investing in small-cap stocks falls out of favor with investors and these stocks may underperform relative to other sectors or the overall market.

NON-DIVERSIFICATION RISK
     The Fund is a non-diversified investment company. As such, it likely will invest in the securities of relatively fewer companies than diversified funds and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have incurred had it invested in a greater number of companies.

PERFORMANCE RISK
     The Fund may participate in the initial public offering (IPO) market. The Fund may purchase shares issued as part of, or a short period after, a company's IPO and may at times dispose of those shares shortly after their acquisition. The Fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sections of the markets where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.


--------------------------------------------------------------------------------
                                 PURCHASING AND
                               SELLING FUND SHARES


HOW TO CONTACT THE FUND
     Write to us at:
         The Nevis Fund, Inc.
         P.O. Box 446
         Portland, ME 04112
              or
         Two Portland Square
         Portland, ME 04101

     Telephone us toll-free at:
         (877) 44-NEVIS

     Wire investments (or ACH payments) to us at:

         First Union National Bank
         ABA #031201467
         For Credit to:
              Account # 2014215593095

         The Nevis Fund, Inc.
         (Your name)
         (Your account number)
         (Your Social Security number or tax identification number)

GENERAL INFORMATION
     You pay no sales charge to purchase or sell (redeem) shares of the Fund. The Fund purchases and sells shares at the net asset value per share (NAV) next calculated after the Fund's transfer agent receives your transaction request in proper form. For instance, if the transfer agent receives your transaction request in proper form prior to 4:00 p.m. (Eastern time), your transaction will be priced at that day's NAV. If the transfer agent receives your request after 4:00 p.m. (Eastern time), your transaction will be priced at the next day's NAV. Purchases and redemptions of Fund shares may be made on any day on which the New York Stock Exchange is open. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.
     The Fund does not issue share certificates.
     You will receive quarterly statements
and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.
     The Fund reserves the right to impose minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.
     WHEN AND HOW NAV IS DETERMINED. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.
     Although Nevis Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the fund calculated its NAV.
     Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.
     TRANSACTIONS THROUGH THIRD PARTIES. You may purchase and redeem shares of the Fund through a broker or an agent, including banks, retirement plans and financial advisers. You may be charged a fee if you make a purchase or redemption of shares of the Fund through a broker or an agent. Such fees may vary among brokers and agents but in all cases will be retained by the broker or agent and not remitted to the Fund or the Fund's investment adviser. The Fund may authorize one or more brokers, financial institutions or other service providers (Processing Intermediaries), who may designate other Processing Intermediaries, to accept purchase and redemption orders on behalf of the Fund. In such event, the Fund will be deemed to have received a purchase or redemption order when accepted by the Processing Intermediary and the order will be priced at the Fund's NAV next calculated after the order is accepted by the Processing Intermediary. Consult a representative of your financial institution or retirement plan for further information.
     RETIREMENT ACCOUNTS. The Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

PURCHASING SHARES
     FOREIGN INVESTORS. The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

     CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
     What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.
     The Fund is required by law to reject your new account application if the required identifying information is not provided. In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.
     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in the sole discretion of the Fund, your application will be rejected.
     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next-determined after receipt of your application in proper form. However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.
     HOW TO MAKE PAYMENTS. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund does not accept purchases made by credit card check.
     CHECKS. For individual or UGMA/UTMA accounts, the check must be made payable to "The Nevis Fund, Inc." or to one or more owners of the account and endorsed to "The Nevis Fund, Inc." For all other accounts, the check must be made payable on its face to "The Nevis Fund, Inc."
     PURCHASES BY AUTOMATED CLEARING HOUSE (ACH). This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional purchase is made by telephone, the Fund's transfer agent will automatically debit the pre-designated bank account for the desired amount. Shareholders may call (877) 44-NEVIS to request an ACH transaction.
     WIRES. Instruct your financial institution to wire payment to us. Your financial institution may charge you a fee for this service.
     MINIMUM INVESTMENTS. The Fund accepts payments in the following minimum amounts:

--------------------------------------------------------------------------------
                           MINIMUM    MINIMUM
                           INITIAL   ADDITIONAL
                         INVESTMENT  INVESTMENT
--------------------------------------------------------------------------------
  Standard Accounts        $10,000      $500
--------------------------------------------------------------------------------
  Traditional and Roth
  IRA Accounts              $2,000      None
--------------------------------------------------------------------------------
  Systematic Investment
  Plans                    $10,000      $50
--------------------------------------------------------------------------------
  Systematic Withdrawal
  Plans                    $25,000      $50
--------------------------------------------------------------------------------

Management of the Fund may choose to waive the investment minimum.

ACCOUNT REQUIREMENTS

----------------------------------------------------------------------------------------------------------
  TYPE OF ACCOUNT                             REQUIREMENTS
----------------------------------------------------------------------------------------------------------
  INDIVIDUAL, SOLE PROPRIETORSHIP AND         o Individual accounts are owned by one person,
  JOINT ACCOUNTS                                as are sole proprietorship accounts
                                              o Joint accounts can have two or more owners (tenants)
                                              o Instructions must be signed by all persons required to
                                                sign (you choose who must sign) exactly as each name
                                                appears on the account
----------------------------------------------------------------------------------------------------------
  GIFTS OR TRANSFERS TO A MINOR               o Depending on state laws, you can set up a custodial
  (UGMA, UTMA)                                  account under the Uniform Gift to Minors Act or the r
  These custodial accounts provide a way        Unifom Transfers to Minors Act
  to give money to a child and obtain tax     o The trustee must sign instructions in a manner
  benefits. You can give up to $10,000 a        indicating trustee capacity
  year per child without paying Federal       o To the extent the investment income of a child under 14
  gift tax.                                     exceeds $1,400 for the tax year, it may be subject to
                                                taxation at the parent's top marginal rate
----------------------------------------------------------------------------------------------------------
  BUSINESS ENTITIES                           o For entities with officers, provide an original or
                                                certified copy of a resolution that identifies the
                                                authorized signers for the account
                                              o For entities with partners or similar parties,
                                                provide a certified partnership agreement or
                                                organizational document, or certified pages from
                                                the partnership agreement or organizational document,
                                                that identify the partners or similar parties
----------------------------------------------------------------------------------------------------------
  TRUSTS                                      o The trust must be established before an account can be
                                                opened
                                              o Provide a certification for the trust, or the pages from the trust document that identify the trustees
----------------------------------------------------------------------------------------------------------

INVESTMENT PROCEDURES

--------------------------------------------------------------------------------
  TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  BY CHECK
  o Call or write us for an account application
  o Complete the application
  o Mail us your application and a check

  BY WIRE
  o Call or write us for an account application
  o Complete the application
  o Call us and fax the account application and you will be assigned an account number
  o Mail us your application
  o Instruct your bank to wire your money to us

  BY ACH PAYMENT
  o Call or write us for an account application
  o Complete the application
  o Call us and fax the account application and you will be assigned an account number
  o Mail us your application
  o Call the transfer agent to place ACH purchase

--------------------------------------------------------------------------------
  TO ADD TO YOUR ACCOUNT
--------------------------------------------------------------------------------

  BY CHECK
  o Fill out an investment slip from a confirmation statement or write a letter to us
  o Write your account number on your check
  o Mail us the slip (or your letter) and a check

  BY WIRE
  o Call to notify us of your incoming wire
  o Instruct your bank to wire your money to us

  BY SYSTEMATIC INVESTMENT
  o Complete the Systematic Investment Plan (SIP) section on your account application
  o Attach a voided check to your application
  o Mail us the application and the voided check



     SYSTEMATIC INVESTMENTS. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.
     EXCESSIVE TRADING POLICIES AND PROCEDURES. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.
     The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the funds' Board of Trustees. For purposes of applying these policies, the fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:
   o The Nevis Fund assesses a redemption fee of 2.00% on redemptions by shareholders of fund shares held for less than 180 days (subject to certain exceptions as discussed in "Redemption Fee" above).
   o The Fund reserves the right to reject any purchase request (including purchases by exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or its adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

   The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. Systematic purchases and redemptions are exempt from these policies.
   Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund and its service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the fund and its long-term shareholders as discussed above. In addition, if you own your Fund shares through an omnibus account maintained by a broker, retirement plan or other financial intermediary, it is possible that your financial intermediary's policies regarding frequent trading may differ from those of the Fund. Please contact your financial intermediary for more information.
   CANCELED OR FAILED PAYMENTS. The Fund accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

SELLING SHARES
     The Fund processes redemption orders promptly and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds for up to 15 calendar days.

--------------------------------------------------------------------------------
  TO SELL SHARES FROM YOUR ACCOUNT
--------------------------------------------------------------------------------

  BY MAIL
  o Prepare a written request including:
    o Your name(s) and signature(s)
    o Your account number
    o The Fund's name
    o The dollar amount or number of shares you want to sell
    o How and where to send your proceeds
  o Obtain a signature guarantee (if required)
  o Obtain other documentation (if required)
  o Mail us your request and documentation

  BY WIRE
  o Wire requests are only available if:
    o You did not decline wire redemption privileges on your account application AND
    o Your request is for $5,000 or more
  o Call us with your request (unless you have declined telephone redemption privileges
    -- See "By Telephone") or
  o Mail us your request (See "By Mail")


  BY TELEPHONE
  o Call us with your request (unless you declined telephone redemption privileges on your account application)
  o Provide the following information:
    o Your account number
    o Exact name(s) in which account is registered
    o Additional form of identification
  o Your proceeds will be:
  o Mailed to you OR
    o Wired to you (unless amount is under $5,000 or you have declined wire redemption privileges -- See "By Wire")

  AUTOMATICALLY
  o Complete the Systematic Withdrawal Plan (SWP) section on your account application
  o Attach a voided check to your application
  o Mail us your application and the voided check

     REDEMPTION FEE. Shares redeemed within 180 days of their purchase are subject to a redemption fee equal to 2.00% of the NAV next calculated after receipt of the redemption request in proper form. In determining how long shares of the Fund have been held the Fund assumes that shares held by the investor the longest period of time will be redeemed first. The Fund will retain the fee for the benefit of remaining shareholders. The Fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the other expenses the Fund incurs because of the redemption, particularly market timing transactions by shareholders seeking to take advantage of short-term market movements.
     The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. [For this reason, the Fund has undertaken to notify financial intermediaries of its obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.]
     The redemption fee may not apply to certain categories of redemptions, such as those that the fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: [(i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) checkwriting redemptions (vi) redemptions or exchanges in discretionary asset allocation or wrap programs as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; and (vii) retirement loans and withdrawals.]
     TELEPHONE REDEMPTION PRIVILEGES. You may redeem your shares by telephone unless you declined redemption privileges on your account application or a separate form. You may be responsible for any fraudulent telephone order as long as the Fund's transfer agent takes reasonable measures to verify the order.
     WIRE REDEMPTION PRIVILEGES. You may redeem shares by wire unless you declined wire redemption privileges on your account application or a separate form. The minimum amount you may request by wire is $5,000. If you wish to make your wire request by telephone, you must also elect telephone redemption privileges.
     SYSTEMATIC WITHDRAWAL. If you own shares of the Fund with an aggregate value of at least $25,000, you may request a specified amount of money from your account once a month or quarter or semi-annual or annual period on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $50.
     SIGNATURE GUARANTEE REQUIREMENTS. To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." For requests made in writing, a signature guarantee is required for any of the following:

   o Written requests to redeem $50,000 or more
   o Changes to shareholder's record name
   o Redemption from an account for which the address or account registration has changed within the last 30 days
   o Sending redemption proceeds to any person, address, brokerage firm, or bank account not on record
   o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from yours
   o Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

     A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public.

     SMALL ACCOUNTS. If the value of your account falls below $10,000 (with the exception of an IRA account), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.
     REDEMPTION IN KIND. The Fund reserves the right to make redemptions "in kind" -- payment of redemption proceeds in portfolio securities rather than cash -- if the amount requested is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).
     LOST ACCOUNTS. The Fund's transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding checks (unpaid for six months or more), or checks that have been returned to the transfer agent, will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

ANTI-MONEY LAUNDERING PROGRAM
     Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


--------------------------------------------------------------------------------

                                   DIVIDENDS,
                             DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS
     The Fund distributes substantially all of its investment income and capital gains annually.
     Your dividends and capital gains distributions will be automatically reinvested in additional Fund shares, unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
     PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.
     At least annually, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional Fund shares. Income distributions may be taxable as either ordinary income or qualified dividend income. Dividends that are designated by the Fund as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains at a maximum rate of 15%, regardless of how long you have held your shares. Each sale, exchange, or redemption of shares is generally a taxable event. The individual tax rate on any gain from the sale or exchange of your shares depends upon your marginal tax rate and the length of time you have held your shares.
     Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.
     More information about taxes is in the Statement of Additional Information.


--------------------------------------------------------------------------------

                                 FUND MANAGEMENT

BOARD OF DIRECTORS
     The business and affairs of the Fund are managed under the supervision of its board of directors. The board approves all significant agreements between the Fund and its service providers, including agreements with the Fund's investment adviser, distributor, administrator, transfer agent and custodian. A majority of the Fund's directors are not affiliated with the investment adviser or the distributor of the Fund.

INVESTMENT ADVISER
     Nevis Capital Management LLC (Nevis or the Adviser) is the Fund's investment adviser. As investment adviser to the Fund, the Adviser manages the Fund's investment portfolio. It makes decisions as to which securities to buy and which securities to sell.
     During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee, equal to 1.50% of the Fund's average daily net assets. The Adviser has contractually agreed to pay all ordinary expenses incurred in the conduct of the Fund's operations. The Fund will bear any extraordinary expenses incurred in the course of its business. A discussion regarding the basis for the Fund's board of directors approval of the investment advisory agreement with the Advisor is available in the Fund's annual report for the fiscal year ended May 31, 2005.
     The Adviser's predecessor firm, Nevis Capital Management, Inc., was founded in 1991 by David R. Wilmerding, III and Jon C. Baker to provide a vehicle for investing in superior growth companies in a focused manner and was reorganized in 2001 as Nevis Capital Management LLC, a limited liability company. The Adviser provides investment advisory services to institutional investors, as well as high net worth individual investors. The Adviser acts as investment adviser to private accounts and investment company portfolios with aggregate assets of approximately $XXX million as of August 31, 2005.
     Messrs. Wilmerding and Baker, as portfolio managers, are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Wilmerding is a Managing Member of the Adviser. He has more than 21 years of investment experience and has been a portfolio manager with the Adviser and its predecessor firm since July 1991. Mr. Baker is a Managing Member of the Adviser. He has more than 18 years of investment experience and has been a portfolio manager with the Adviser and its predecessor firm since September 1991.

DISTRIBUTION OF FUND SHARES
     Shares of the Fund are distributed through SEI Investments Distribution Co. The Fund's distributor markets shares of the Fund to institutions and individuals, directly or through brokers and other financial institutions that have an agreement with the distributor. The Fund does not pay the distributor or others for distribution services. The Adviser may pay fees to brokers and other financial institutions selling Fund shares to compensate them for services they provide to their customers.
     The Fund's distributor may from time to time, in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the distributor from any source available to it. Under any such program, the distributor may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.

INFORMATION ABOUT PORTFOLIO HOLDINGS
     A description of the Fund's policy and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the Statement of Additional Information ("SAI").

                              FINANCIAL HIGHLIGHTS

     The table that follows presents performance information about Fund shares and is intended to help you understand the Fund's financial performance for the past 5 years. Some information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have experienced (loss or gain, respectively) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the years ended May 31, 2002, May 31, 2003, and May 31, 2004 has been derived from the Fund's financial statements, which were audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the periods ended May 31, 2001 and prior have been audited by other auditors, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports. These annual reports are available upon request.

                                         FOR THE       FOR THE         FOR THE       FOR THE        FOR THE
                                       PERIOD ENDED  PERIOD ENDED   PERIOD ENDED  PERIOD ENDED    PERIOD ENDED
                                       MAY 31, 2005  MAY 31, 2004   MAY 31, 2003  MAY 31, 2002    MAY 31, 2001
Net Asset Value, Beginning of Period                    $9.85          $10.20        $18.62          $30.98
------------------------------------------------------------------------------------------------------------------------------------
INCREASE/DECREASE FROM OPERATIONS:
Net Investment Loss ................                    (0.22)          (0.11)        (0.32)          (0.31)
Realized and Unrealized Gains
  (Losses) on Securities ...........                     2.86           (0.24)        (8.10)         (12.05)
Total From Investment Operations ...                     2.64           (0.35)        (8.42)         (12.36)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from capital gains ...                       --              --            --              --
Total Distributions ................                       --              --            --              --
Net Asset Value, End of Period .....                   $12.49           $9.85        $10.20          $18.62
Total Return+ ......................                   26.80%         (3.43)%      (45.22)%        (39.90)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000) ....                  $29,747         $31,648       $36,632         $80,011
Ratio of Expenses to Average
  Net Assets .......................                    1.50%           1.50%         1.50%           1.50%
Ratio of Net Investment Loss to
  Average Net Assets ...............                  (1.48)%         (1.43)%       (1.33)%         (1.45)%
Portfolio Turnover Rate ............                    61.35%         51.24%        26.20%          21.86%

Amounts designated as "___" are either $0 or rounded to $0.
+Returns are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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

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

                      [This Page is Intentionly Left Blank]

--------------------------------------------------------------------------------

                         WHERE TO FIND MORE INFORMATION

     More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
     The SAI dated October 1, 2005, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
     These reports list the Fund's holdings and contain information from the Fund's investment adviser about strategies and recent market conditions and trends that significantly affected the Fund's performance during the year. The reports also contain detailed financial information about the Fund.

TO OBTAIN MORE INFORMATION
   BY TELEPHONE: Call toll-free at (877) 44-NEVIS
                                   (877) 446-3847
   BY MAIL:      Write to us:
                 The Nevis Fund, Inc.
                 c/o SEI Investments Global
                 Funds Services
                 One Freedom Valley Drive
                 Oaks, PA 19456

   FROM THE SEC: You also can obtain the SAI or the annual and semi-annual reports, as well as other information about the Fund, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Fund's Investment Company Act registration number is 811-08689.



                                 [LOGO OMITTED]
                                 THE NEVIS FUND


                                   PROSPECTUS
                                 October 1, 2005

                              THE NEVIS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 1, 2005



This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with The Nevis Fund, Inc.'s (the Fund) prospectus dated October 1, 2005 including any supplements thereto. The Fund's annual report (including financial statements for the fiscal year ended May 31, 2005) is incorporated by reference. To obtain additional copies of the prospectus or the annual report, please call toll-free at (877) 44-NEVIS.

The Fund's audited financial statements and the notes thereto and the report of the Independent Public Accountants dated [JULY 27, 2005] for the fiscal year ended May 31, 2005, relating to the financial statements and financial highlights of the Fund are incorporated by reference herein. A copy of the Fund's 2005 Annual Report to Shareholders must accompany delivery of this Statement of Additional Information.


                                TABLE OF CONTENTS

GENERAL INFORMATION.........................................................S-2

THE FUND'S INVESTMENTS AND STRATEGIES.......................................S-2

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................S-10

PORTFOLIO HOLDINGS.........................................................S-11

PURCHASING AND SELLING FUND SHARES.........................................S-11

TAXATION ..................................................................S-12

FUND MANAGEMENT............................................................S-14

PORTFOLIO MANAGERS.........................................................S-20

DESCRIPTION OF CAPITAL STOCK...............................................S-22

TRANSFER AGENT.............................................................S-22

CUSTODIAN..................................................................S-22

LEGAL COUNSEL..............................................................S-23

EXPERTS ...................................................................S-23

APPENDIX ..................................................................A-1



                          Nevis Capital Management LLC
                               Investment Adviser

NEV-SX-001-0200

                               GENERAL INFORMATION

The Nevis Fund, Inc. is an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (SEC), all mutual funds are required to furnish prospective investors with certain information regarding the activities of the fund being considered for investment. Important information concerning the Fund is included in the prospectus, which may be obtained without charge from the Fund. Some of the information required to be in this Statement of Additional Information (SAI) is also included in the prospectus. To avoid unnecessary repetition, references are made to related sections of the prospectus.

The Fund was incorporated under the laws of the State of Maryland on February 20, 1998.

The name "Nevis" has been licensed to the Fund by Nevis Capital Management LLC (formerly, Nevis Capital Management, Inc.), the Fund's investment adviser. Under this arrangement, the Fund is required to cease using the name "Nevis" upon the occurrence of certain events, including termination of Nevis Capital Management LLC as investment adviser of the Fund.

The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and registering an indefinite number of shares of the Fund under the Securities Act of 1933, as amended (the Securities Act). The Fund's prospectus and this SAI, which constitute part of the registration statement, do not contain all the information set forth in the registration statement, and the exhibits and schedules to the registration statement filed with the SEC. Copies of the registration statement, including those items omitted from this SAI, may be examined and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington DC 20549 and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511. The SEC also maintains a Web site (http://www.sec.gov) which contains the registration statement and other information regarding the Fund.

                      THE FUND'S INVESTMENTS AND STRATEGIES

The following information supplements, and should be read in conjunction with, the discussion in the prospectus of the Fund's investments and strategies.

FOREIGN INVESTMENTS

The Fund may invest in foreign securities denominated in foreign currencies. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Fund's investment adviser will be able to anticipate these potential events or counter their effects.

HEDGING STRATEGIES

FUTURES TRANSACTIONS. The Fund may use futures contracts and options on such contracts for bona fide hedging purposes within the meaning of regulations promulgated by the Commodity Futures Trading Commission (CFTC). The Fund may also establish positions for other purposes provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such instruments.

FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P 500 Index. A futures contract can be held until its delivery date, or can be closed out prior to its delivery date if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The Fund does not intend to enter into financial futures contracts during the current fiscal year.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS RELATING TO SECURITIES OR FUTURES CONTRACTS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed price (strike price). In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put-buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call-buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the price of the underlying instrument does not rise sufficiently to offset the cost of the option.

The Fund does not intend to purchase options on financial futures contracts during the current fiscal year.

WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to a FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If the price of the underlying instrument rises, a put-writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying instrument remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the price of the underlying instrument falls, the put-writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing a call option is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call-writer mitigates the effects of a price decline. At the same time, because a call-writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call-writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics than those of the securities in which it typically invests - for example, by hedging intermediate-term securities with a futures contract on an index of long-term bond prices, or by hedging stock holdings with a futures contract on a broad-based stock index such as the S&P 500 Index - which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the price of the underlying security the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in the trading of options, futures and securities, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or may result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively-low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if the price of an option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges upon which they are traded. OTC options for which no liquid secondary market exists will be subject to the Fund's policy regarding investing in illiquid and restricted securities. See "Illiquid and Restricted Securities" below.

OPTIONS AND FUTURES CONTRACTS RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put option obtains the right to sell the underlying currency.

The uses and risks of currency options and futures contracts are similar to options and futures contracts relating to securities or securities indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and option values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match exactly the amount of currency options and futures held by the Fund to the value of its investments over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option position is outstanding, unless they are replaced with other appropriate liquid assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in illiquid securities. Both restricted securities (other than Rule 144A securities that are deemed to be liquid as discussed below), which may not be resold to the public without registration under the Securities Act, and securities that, due to their market or the nature of the security have no readily available market for their disposition, are considered to be not readily marketable or "illiquid". Limitations on resale and marketability may have the effect of preventing the Fund from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration. In purchasing illiquid securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the Securities Act in purchasing or selling such securities. Illiquid securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of these investments.

Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities, which are restricted securities and which may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A and provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at a reasonable price.

Securities eligible for resale pursuant to Rule 144A will not be subject to the Fund's limitations on investing in securities that are not readily marketable, provided that the Fund's investment adviser determines that a liquid market exists for such securities under guidelines adopted and monitored by the Fund's board of directors. In making this determination, the investment adviser will consider the following factors, among others: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers).

INVESTMENT COMPANY SHARES

The Fund may invest up to 10% of its total assets in shares of other investment companies that invest exclusively in those securities in which the Fund may invest directly. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

MONEY MARKET INSTRUMENTS

From time to time the Fund may purchase high quality, short-term debt securities, commonly known as money market instruments. These securities include U.S. government securities, obligations of U.S. commercial banks and commercial paper. U.S. government securities include direct obligations of the U.S. government, which consist of bills, notes and bonds issued by the U.S. Treasury, and obligations issued by agencies of the U.S. government which, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the U.S. Treasury or supported by the issuing agency's right to borrow from the U.S. Treasury.

The obligations of U.S. commercial banks include certificates of deposit and bankers' acceptances. Certificates of deposit are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial paper consists of short-term (usually from two to 270 days) unsecured promissory notes issued by corporations to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest in varying amounts.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the Fund's investment adviser to be creditworthy under criteria established by the board of directors. A repurchase agreement is a short-term investment in which the purchaser (I.E., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of its custodian bank or its agent. The underlying securities, which in the case of the Fund must be issued by the U.S. Treasury, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's investment adviser. These transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

SECURITIES LENDING

The Fund may lend securities to parties such as broker-dealers or institutional investors. The market value of loaned securities will not exceed one-third of the Fund's total assets. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and found satisfactory by the Fund's investment adviser.

It is the current view of the SEC that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% of collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (I.E., capital appreciation or depreciation).

The Fund does not intend to lend portfolio securities during the current fiscal year.

SHORT SALES

A short sale is a sale of stock that one does not own. The short seller expects the market price of the security to fall, enabling him to purchase, at a lower price, shares to be delivered against the sale. A short sale against the box is a form of short sale in which the seller owns a sufficient number of shares to cover the sale, but borrows from a broker or other person the shares to be delivered against the sale. The seller may elect to replace the borrowed stock with shares purchased in the open market or with shares already owned.

The Fund may enter into short sales against the box with respect to securities it owns, or with respect to stocks underlying its convertible bond holdings. For example, if the Fund's investment adviser anticipates a decline in the price of the stock underlying a convertible security it holds, the Fund may sell the stock short. If the stock price substantially declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security.

When the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

THE FUND'S RIGHTS AS A SHAREHOLDER

The Fund does not intend to direct or administer the day-to-day operations of any company whose shares it holds. However, the Fund may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the board of directors and shareholders of a company when the Fund's investment adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with other shareholders, may include, among others: supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. The Fund's investment adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. There is no guarantee, however, that litigation against the Fund will not be undertaken or liabilities incurred.

The Fund has delegated proxy voting responsibilities to the investment adviser, subject to the Fund's board of directors' general oversight. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests. The investment adviser has adopted its own proxy voting guidelines which address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment adviser and/or its affiliates. The investment adviser's proxy voting guidelines are provided in the Appendix of this SAI.

WARRANTS

Warrants are securities that give the Fund the right to purchase equity securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of a warrant is typically much lower than the current market price of the underlying securities, yet a warrant is subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

INVESTMENT RESTRICTIONS

The Fund's investment strategies are subject to a number of restrictions that reflect self-imposed standards as well as regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's prospectus.

Investment restrictions which are designated as matters of fundamental policy may only be changed with the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote of, at an annual or a special meeting of the security holders of the company duly called, (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such company, whichever is the less.

       The Fund may not as a matter of fundamental policy:

       (1) Issue senior securities, except as permitted under the 1940 Act;

       (2) Effect short sales of securities or sell any security which it does not own unless by virtue of its ownership of other securities it has, at the time of sale, a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and, provided that if such right is conditional, the sale is made upon the same conditions; or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

       (3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings);

       (4) Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of illiquid securities;

       (5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

       (6) Purchase or sell real estate, provided that the Fund may invest in securities of companies in the real estate industry and may purchase securities secured or otherwise supported by interests in real estate;

       (7) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures; or

       (8) Make loans, except that the Fund may lend portfolio securities in accordance with its investment policies and may enter into, purchase or invest in repurchase agreements, debt instruments or other securities, whether or not the purchase is made upon the original issuance of the securities.

The following investment restrictions are not fundamental policies and may be changed by the Fund's board of directors without shareholder approval. The Fund will not as a matter of operating policy:

       (i) Borrow money, except that the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 10% of the value of its total assets at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of its total assets are outstanding, the Fund will not purchase securities for investment;

       (ii) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law;

       (iii) Invest for the purpose of exercising control or management; or

       (iv) Invest more than 20% of its total assets in foreign securities.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund's investment adviser is responsible for decisions to buy and sell securities for the Fund, for the selection of brokers and dealers to execute securities transactions and for negotiation of commission rates. Purchases and sales of securities on a securities exchange will be effected through broker-dealers which charge a commission for their services. The investment adviser may direct purchase and sale orders to any registered broker-dealer. In the over-the-counter market, transactions are effected on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer based on the spread between the bid and asked price for the security. The prices of securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

The investment adviser's primary consideration in effecting securities transactions is to obtain the most favorable price and execution of orders on an overall basis. As described below, the investment adviser may, in its discretion, effect agency transactions with broker-dealers that furnish research deemed by the investment adviser to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the investment adviser with clients other than the Fund. Similarly, any research services received by the investment adviser through placement of portfolio transactions of other clients may be of value to the investment adviser in fulfilling its obligations to the Fund. No specific value can be determined for research services furnished without cost to the investment adviser by a broker-dealer. The Fund's investment adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the investment adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the investment adviser's investment advice.

The investment adviser's policy is to pay a broker-dealer commissions for particular transactions that are higher than might be charged if a different broker-dealer had been chosen when, in the investment adviser's opinion, this policy furthers the overall objective of obtaining the most favorable execution. The investment adviser is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research services described above. In addition to agency transactions, the investment adviser may receive brokerage and research services in connection with certain riskless principal transactions.

The investment adviser manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the investment adviser.

The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the board of directors. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers is only applicable to transactions effected on an agency or riskless principal basis.

For the fiscal years ended May 31, 2003, 2004 and 2005, the Fund paid brokerage
commissions of $133,843, $222,656 and [         ], respectively. The Fund is
required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of May 31, 2004, the Fund held $937,918 of money market instruments with SEI Investments.

                               PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. This policy and the accompanying procedures are designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders and to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of a Fund's investment adviser, principal underwriter or any affiliated person of a Fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's chief compliance officer ("CCO") to authorize the release of a Fund's portfolio holdings, as necessary, in conformity with the foregoing principles. The CCO reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

Currently, the Fund does not have arrangements to provide additional disclosure of portfolio holdings information to third parties.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipient of the fund's portfolio holdings information.

In addition, the Fund's service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information in connection with their services to the funds.

                       PURCHASING AND SELLING FUND SHARES

CALCULATION OF NET ASSET VALUE

The Fund's net asset value per share is determined as of the close of regular trading hours on the New York Stock Exchange (the NYSE), which is normally 4:00 p.m. (Eastern time), on each weekday except days when the NYSE is closed (a Business Day). The NYSE is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities traded on a national exchange on the valuation date are valued at the last quoted sale price. Exchange traded securities for which there have been no reported sales on the valuation date and securities traded primarily in the over-the-counter market are valued at the last quoted bid prices. Securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Securities or other assets for which market quotations are not readily available or may be unreliable are valued at their fair value as determined in good faith under procedures established and monitored by the Fund's board of directors. These procedures may include the use of an independent pricing service which calculates prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt obligations with maturities of 60 days or less are valued at amortized cost.

SELLING SHARES

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

Under normal circumstances, the Fund will redeem shares as described in the prospectus. However, if the Fund's board of directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of portfolio securities in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Calculation of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

The Fund may cause the redemption of a share account with a balance of less than $10,000, provided that (1) the value of the account has been reduced for reasons other than market action below the minimum initial investment in such shares at the time the account was established, (2) the account has remained below the minimum level for 60 days, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Fund. Prompt payment will be made by mail to the last known address of the shareholder.

GENERAL INFORMATION

The Fund and its distributor reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund reserves the right to vary the minimums for initial and subsequent investments in the Fund's shares at any time. In addition, the Fund may waive the minimum investment requirement for any investor. The factors to be considered in the waiver or variation of such minimum investments include, but are not limited to, the relationship of the investor to the Fund, the amount of the proposed investment, and the type of investor.

                                    TAXATION

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the Code), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes, or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund expects to qualify as a regulated investment company (RIC) under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the Income Requirement). In addition, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses (the Asset Diversification Test). Generally, the Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

So long as the Fund otherwise qualifies under Subchapter M of the Code for a tax year, the Fund is not subject to federal income tax on its taxable net investment income and net capital gains that it distributes to shareholders, provided generally that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital loss) for the year (the Distribution Requirement) and complies with the other requirements of the Code described above.

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions generally will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. However, in the case of corporate shareholders, such dividend distributions generally will be eligible for the 70% dividends received deduction for "qualifying dividends," subject to certain limitations. The board of directors reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Code imposes a nondeductible 4% excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gains net income for the one- year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a RIC will include in the amount distributed any amount taxed to the RIC as investment company taxable income or capital gains for any taxable year ending in such calendar year. The Fund intends to make sufficient distributions of its ordinary income and capital gains net income prior to the end of each calendar year to avoid liability for excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. However, the Fund may in certain circumstances liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability.

The Fund's transactions in futures contracts, options, and certain other investment activities (including investments in passive foreign investment companies (PFICs), may be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's net income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to shareholders as an ordinary dividend, and any losses will reduce the Fund's ordinary income otherwise available for distribution to shareholders. This treatment could increase or reduce the Fund's ordinary income distributions, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities, which may reduce the return on such investments. It is not expected that the Fund will be able to pass-through to shareholders their pro rata share of foreign taxes paid by the Fund.

Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income or qualified dividend income.

All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains (at a maximum rate of 15%) regardless of how long the shareholder has held the Fund's shares. Capital gains distributions are not eligible for the dividends received deduction. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. Distributions of earnings and profits of the Fund other than distributions of net long-term capital gains are taxable to shareholders as ordinary income.

Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income, or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of time the shares have been held.

If capital gain distributions have been made with respect to shares of the Fund that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Any gain or loss recognized on a sale, redemption or exchange of shares of the Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise generally will be treated as a short-term capital gain or loss.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.

The Fund will be required in certain cases to withhold, at the applicable tax withholding rate, and remit to the U.S. Treasury, the amount of tax withheld on distributions payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the Internal Revenue Service (IRS) for failure to properly report payments of interest or dividends; (iii) has failed to provide the Fund with the certifications required to be made to the IRS to document that such shareholder is not subject to backup withholding; or (iv) has failed to certify that he or she is a U.S. citizen or a U.S. resident alien.

Rules of state and local taxation of dividend and capital gains distributions from RICs and the ownership of shares of a RIC, often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund and also as to the application of the rules set forth above to a shareholder's particular circumstances.

                                 FUND MANAGEMENT

DIRECTORS

BOARD RESPONSIBILITIES. The Fund's board of directors consists of five directors. The Fund's business is managed under the direction of its board of directors. The board meets on a regularly scheduled basis during the Fund's fiscal year to review significant developments affecting the Fund and to act on matters requiring board approval. The board of directors also holds special meetings when an important matter requires board action between scheduled meetings.

The Fund's charter requires the Fund to indemnify its directors and officers to the full extent permitted by Maryland law. Nothing in the charter or bylaws of the Fund protects any director (or officer) against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

BOARD MEMBERS. The directors of the Fund, their ages, their length of term of office, and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director is 1119 St. Paul Street, Baltimore, Maryland 21202.

--------------------------- -------------- -------------- ------------------------- -------------- ----------------------
                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                              TERM OF                                  IN FUND
                             POSITION(S)    OFFICE AND                                 COMPLEX
                              HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE      REGISTRANT     TIME SERVED    DURING PAST FIVE YEARS     DIRECTOR       HELD BY DIRECTOR
--------------------------- -------------- -------------- ------------------------- -------------- ----------------------
INTERESTED DIRECTORS*
---------------------------
David R. Wilmerding, III    President      Director       Managing Member, Nevis          1                 N/A
1119 St. Paul St.           and Director   since 1998     Capital Management LLC
Baltimore, MD 21202
43
--------------------------- -------------- -------------- ------------------------- -------------- ----------------------
Jon C. Baker                Senior Vice    Director       Managing Member, Nevis          1                 N/A
1119 St. Paul St.           President      since 1998     Capital Management LLC
Baltimore, MD 21202         and Director
40
--------------------------- -------------- -------------- ------------------------- -------------- ----------------------
INDEPENDENT DIRECTORS
---------------------------
Joseph R. Hardiman          Director       Director       Retired; President and          1        Director, Corvis
1119 St. Paul St.                          since 1998     Chief Executive Officer                  Corporation (optical
Baltimore, MD 21202                                       and a member of the                      networks), Brown
67                                                        Board of Directors and                   Advisory & Trust Co.
                                                          the Executive                            (investment
                                                          Committees of the                        banking), Deutsche
                                                          National Association of                  Asset Management
                                                          Securities Dealers,                      Funds and ISI Family
                                                          Inc. and its                             of Funds
                                                          wholly-owned
                                                          subsidiary, The Nasdaq
                                                          Stock Market, Inc. from
                                                          September 1987 to
                                                          January 1997
--------------------------- -------------- -------------- ------------------------- -------------- ----------------------

--------------------------- -------------- -------------- ------------------------- -------------- ----------------------
                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                              TERM OF                                  IN FUND
                             POSITION(S)    OFFICE AND                                 COMPLEX
                              HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN BY    OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE      REGISTRANT     TIME SERVED    DURING PAST FIVE YEARS     DIRECTOR       HELD BY DIRECTOR
--------------------------- -------------- -------------- ------------------------- -------------- ----------------------
INTERESTED DIRECTORS*
---------------------------
Bailey Morris-Eck           Director       Director       Senior Columnist,               1        Director of
Good Fellowship Farm                       since 1999     London Financial News;                   Investment Company
3023 Black Rock Road                                      Programming/Content                      of America, AMF,
Butler, MD 21023-1039                                     Chair, WYPR,                             AMCAP Fund, Inc. and
61                                                        Baltimore's NPR Public                   American Funds Group
                                                          Broadcasting Station;
                                                          served as Vice
                                                          President of the
                                                          Brookings Institution
                                                          from April 1997 through
                                                          April 1999; served as a
                                                          Senior Advisor to the
                                                          U.S. President on
                                                          Economic Policy and
                                                          Summit Coordination
                                                          from 1994-1997
--------------------------- -------------- -------------- ------------------------- -------------- ----------------------
Charles E. Noell            Director       Director       General Partner of JMI          1        Director, Peregrine
1119 St. Paul St.                          since 1998     Equity Fund, L.P.                        Systems, Neon
Baltimore, MD 21202                                                                                Systems and
52                                                                                                 Transaction Systems
                                                                                                   Architects, Inc.
                                                                                                   (software companies)
--------------------------- -------------- -------------- ------------------------- -------------- ----------------------

* Director who is deemed to be an "interested person" of the Nevis Fund as defined in the 1940 Act is referred to as an "Interested Director." Mr. Wilmerding, III and Mr. Baker are considered to be "interested persons" of the Nevis Fund as they are Managing Members of Nevis Capital Management LLC, the Nevis Fund's Adviser.

BOARD STANDING COMMITTEES. The board has established the following standing committees:

o AUDIT COMMITTEE. The board has a standing Audit Committee that is composed of each of the independent directors of the Fund. The Audit Committee operates under a written charter approved by the board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund's independent auditor and whether to terminate this relationship; reviewing the independent auditor's compensation, the proposed scope and terms of its engagement, and the firm's independence;

    pre-approving audit and non-audit services provided by the Fund's auditor to the Fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the directors; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund's Administrator that are material to the Fund as a whole, if any, and management's responses to any such reports; reviewing the Fund's audited financial statements and considering any significant disputes between the Fund's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Fund's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Fund's internal financial controls; reviewing, in consultation with the Fund's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund's financial statements; and other audit related matters. Messrs. Hardiman and Noell and Ms. Morris-Eck currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary,
    and met [       ] times in the most recently completed Fund fiscal year.

o FAIR VALUE PRICING COMMITTEE. The board has a standing Fair Value Pricing Committee that is composed of at least one independent director and various representatives of the Fund's service providers, as appointed by the board. The Fair Value Pricing Committee operates under procedures approved by the board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the board. Messrs. Wilmerding, Baker, Bourgeois and Zitelli serve as members of the Fair Value Pricing Committee. Mr. Bourgeois is a non-voting member. The Fair Value Pricing Committee meets
    periodically, as necessary, and met [    ] times in the most recently
    completed Fund fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each director's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The directors and officers of the Fund own less than 1% of the outstanding shares of the Fund.

---------------------- ------------------------------------------------------- --------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF SHARES OF
                                                                                          ALL INVESTMENT
                                                                                         COMPANY SHARES IN
        NAME                        DOLLAR RANGE OF FUND SHARES*                          FUND COMPLEX**
---------------------- ------------------------------------------------------- --------------------------------------
Wilmerding                                 Over $100,000                                   Over $100,000
---------------------- ------------------------------------------------------- --------------------------------------
Baker                                      Over $100,000                                   Over $100,000
---------------------- ------------------------------------------------------- --------------------------------------
Hardiman                                  $10,001-$50,000                                 $10,001-$50,000
---------------------- ------------------------------------------------------- --------------------------------------
Morris-Eck                                   $1-$10,000                                     $1-$10,000
---------------------- ------------------------------------------------------- --------------------------------------
Noell                                      Over $100,000                                   Over $100,000
---------------------- ------------------------------------------------------- --------------------------------------

*  Valuation date is May 31, 2004.
** The Fund is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Fund paid the following fees to the directors during its most recently completed fiscal year.

----------------------- -------------------- -------------------------- --------------------- -----------------------
                                                                                                TOTAL COMPENSATION
                                               PENSION OR RETIREMENT      ESTIMATED ANNUAL      FROM FUND AND FUND
                             AGGREGATE       BENEFITS ACCRUED AS PART      BENEFITS UPON         COMPLEX PAID TO
         NAME              COMPENSATION*         OF FUND EXPENSES            RETIREMENT            DIRECTORS**
----------------------- -------------------- -------------------------- --------------------- -----------------------
Wilmerding                      $0                      N/A                     N/A                     $0
----------------------- -------------------- -------------------------- --------------------- -----------------------
Baker                           $0                      N/A                     N/A                     $0
----------------------- -------------------- -------------------------- --------------------- -----------------------
Hardiman                      $12,500                   N/A                     N/A                  $12,500
----------------------- -------------------- -------------------------- --------------------- -----------------------
Morris-Eck                    $12,500                   N/A                     N/A                  $12,500
----------------------- -------------------- -------------------------- --------------------- -----------------------
Noell                         $9,000                    N/A                     N/A                   $9,000
----------------------- -------------------- -------------------------- --------------------- -----------------------

* The directors of the Fund who are "interested persons" of the Fund within the meaning of the 1940 Act do not receive compensation directly from the Fund for serving in the capacities described above. However, those directors who are affiliated with the Adviser may receive remuneration indirectly from the Fund for services provided in their respective capacities with the Adviser.
** The Fund is the only investment company in the "Fund Complex."

OFFICERS

The officers of the Fund, their ages, their length of term of office, and their principal occupations during the past five years are set forth below. Unless otherwise noted, the business address of each officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Fund for their services.

-------------------------- ------------- ----------- ----------------------------- --------------- -------------------
                                         TERM OF
                                         OFFICE                                     NUMBER OF
                                         AND                                        PORTFOLIOS IN
                            POSITION(S)  LENGTH OF                                  FUND COMPLEX     OTHER
                            HELD WITH    TIME         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
 NAME, ADDRESS AND AGE      REGISTRANT   SERVED       DURING PAST FIVE YEARS        DIRECTOR         HELD BY DIRECTOR
-------------------------- ------------- ----------- ----------------------------- --------------- -------------------
[                   ]      Controller,   Since 2005  [                     ]            N/A               N/A
One Freedom Valley Dr.     CFO and
Oaks, PA 19456             Treasurer
40
-------------------------- ------------- ----------- ----------------------------- --------------- -------------------
Timothy D. Barto           Vice          Since 2000  SEI Investments since 1999,        N/A               N/A
One Freedom Valley Dr.     President                 General Counsel, Vice
Oaks, PA 19456             and                       President and Secretary of
36                         Assistant                 the Administration and
                           Secretary                 Adviser, present;
                                                     Associate, Dechert Price &
                                                     Rhoades (law firm),
                                                     1997-1999
-------------------------- ------------- ----------- ----------------------------- --------------- -------------------
Lydia A. Gavalis           Vice          Since 1998  SEI Investments since 1998;        N/A               N/A
One Freedom Valley Dr.     President                 Vice President and
Oaks, PA 19456             and                       Assistant Secretary of the
40                         Assistant                 Administrator and Adviser,
                           Secretary                 present; Assistant General
                                                     Counsel and Director of
                                                     Arbitration, Philadelphia
                                                     Stock Exchange, 1989-1998
-------------------------- ------------- ----------- ----------------------------- --------------- -------------------
Christine M. McCullough    Vice          Since 2000  SEI Investments since 1999;        N/A               N/A
One Freedom Valley Dr.     President                 Vice President and
Oaks, PA 19456             and                       Assistant Secretary of the
43                         Assistant                 Adviser, present;
                           Secretary                 Associate, White and
                                                     Williams LLP, 1991-1999
-------------------------- ------------- ----------- ----------------------------- --------------- -------------------
William E. Zitelli, Jr.    Vice          Since 2000  SEI Investments since 2000;        N/A               N/A
One Freedom Valley Dr.     President                 Assistant Secretary of the
Oaks, PA 19456             and                       Adviser and Administrator,
36                         Assistant                 present; Vice President,
                           Secretary                 Merrill Lynch & Co. Asset
                                                     Management Group,
                                                     1998-2000; Associate,
                                                     Pepper Hamilton LLP,
                                                     1997-1998
-------------------------- ------------- ----------- ----------------------------- --------------- -------------------

CODE OF ETHICS

The board of directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and SEI Investments Distribution Co. (the Distributor) have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of directors, officers and certain employees (access persons). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from investing in initial public offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

INVESTMENT ADVISER

The board of directors of the Fund has approved an investment management agreement between the Fund and the Adviser. Under the agreement, the Adviser manages the Fund's investments subject to the supervision and direction of the Fund's board of directors. The Adviser is responsible for providing a continuous investment program for the Fund, including the provision of investment research and management with respect to all securities and investments and cash equivalents purchased, sold, or held by the Fund, and the selection of broker-dealers through which securities transactions for the Fund will be executed. In carrying out its responsibilities, the Adviser is required to act in conformance with the Fund's charter, the 1940 Act and the Investment Advisers Act of 1940, as amended.

The investment management agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Fund's board of directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated by either the Fund or the Adviser on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Adviser has contractually agreed to pay all ordinary expenses incurred in the conduct of the Fund's operations. The Fund will bear any extraordinary expenses incurred in the course of its business. For purposes of the investment management agreement, commissions related to the Fund's portfolio transactions are not considered operating expenses, but are instead considered "investment" expenses and will, therefore, be paid by the Fund.

David R. Wilmerding, III and Jon C. Baker are principal stockholders of the Adviser. Further, Mr. Wilmerding and Mr. Baker serve as Managing Members of the Adviser.

The Adviser receives an investment advisory fee equal to 1.50% of Fund assets in connection with the performance of services under the investment management agreement with the Fund. For the fiscal years ended May 31, 2002, 2003 and 2004, the investment advisory fee paid by the Fund to the Adviser was $455,868, $377,377 and $528,144, respectively.

In addition to receiving its advisory fee, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that are invested in the Fund. In some instances, the Adviser may elect to credit against any investment management fee received from a client that is also a shareholder of the Fund an amount equal to all or a portion of the fee received by the Adviser from the Fund with respect to the client's assets invested in the Fund.

During 2004, the Adviser and certain officers of the Adviser paid $2 million in fines and interest to settle a public administrative and cease-and-desist proceeding initiated by the SEC relating to the allocation of initial public offerings by the Adviser. The Fund was not a party to the SEC proceeding and did not pay any of the expenses or fines relating to this matter.

PORTFOLIO MANGERS

This section includes information about the Fund's portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio managers are compensated.

COMPENSATION. Messrs. Wilmerding and Baker serve as the Fund's portfolio managers (the "Portfolio Managers") and are also the owners of the Adviser. Their compensation depends on the Net income of the Adviser, including all accounts managed, and is therefore not linked to any one client or account. Depending upon the profitability of the Adviser, profits are distributed to the Portfolio Managers.

FUND SHARES OWNED BY THE PORTFOLIO MANAGER. The following table shows the dollar amount range of each Portfolio Manager's "beneficial ownership" of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

---------------------------------- -------------------------------------------------------------------------------------
NAME                                                               DOLLAR RANGE OF FUND SHARES*
---------------------------------- -------------------------------------------------------------------------------------
David R. Wilmerding, III                                                501,000 - 1,000,000
---------------------------------- -------------------------------------------------------------------------------------
Jon C. Baker                                                            501,000 - 1,000,000
---------------------------------- -------------------------------------------------------------------------------------

*  Valuation date is May 31, 2005.

OTHER ACCOUNTS. In addition to the Fund, each Portfolio Manager is responsible for the day-to-day management of certain other accounts, as follows (note that one of the accounts is subject to a performance-based advisory fee):

------------------- -------------------------- -------------------------------- ----------------------------------------
                           REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                COMPANIES                     VEHICLES                    OTHER ACCOUNTS
------------------- -------------------------- -------------------------------- ----------------------------------------
                      NUMBER OF      TOTAL        NUMBER OF                        NUMBER OF
     NAME             ACCOUNTS       ASSETS       ACCOUNTS       TOTAL ASSETS      ACCOUNTS          TOTAL ASSETS
------------------- -------------- ----------- --------------- ---------------- -------------- -------------------------
David R.                  0            $0            1          $22.4 million        27             $72.4 million
Wilmerding, III
------------------- -------------- ----------- --------------- ---------------- -------------- -------------------------
Jon C. Baker              0            $0            1          $22.4 million        27             $72.4 million
------------------- -------------- ----------- --------------- ---------------- -------------- -------------------------

CONFLICTS OF INTERESTS. The Portfolio Managers' management of "other accounts" may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the

Portfolio Managers could favor one account over another. Another potential conflict could include a Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the Portfolio Managers manage accounts with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

ADMINISTRATOR

SEI Investments Global Funds Services (the Administrator), One Freedom Valley Drive, Oaks, PA 19456, serves as the administrator for the Fund. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

Pursuant to an administration agreement between the Administrator and the Fund, the Administrator has agreed to provide certain fund accounting and administrative services to the Fund, including among other services, accounting relating to the Fund and its investment transactions; computing daily net asset values; monitoring the investments and income of the Fund for compliance with applicable tax laws; preparing for execution and filing federal and state tax returns, and semi-annual and annual shareholder reports; preparing monthly financial statements including a schedule of investments; assisting in the preparation of registration statements and other filings related to the registration of shares; coordinating contractual relationships and communications between the Fund's investment adviser and custodian; preparing and maintaining the Fund's books of account, records of securities transactions, and all other books and records in accordance with applicable laws, rules and regulations (including, but not limited to, those records required to be kept pursuant to the 1940 Act); and performing such other duties related to the administration of the Fund as may be agreed upon in writing by the parties to the respective agreements.

Compensation for the services and facilities provided by the Administrator under its administration agreement with the Fund includes payment of the Administrator's out-of-pocket expenses. The Administrator's reimbursable out-of-pocket expenses include, but are not limited to, postage and mailing, telephone, telex, Federal Express, independent pricing service charges, and record retention/storage.

For the fiscal years ended May 31, 2003, May 31, 2004 and May 31, 2005, the administration fees paid to the Administrator were $117,696, $120,000 and
$[       ], respectively.

DISTRIBUTOR

The Distributor, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the principal underwriter and distributor for the Fund's shares pursuant to a distribution agreement with the Fund. The distribution agreement was initially approved by the Fund's board of directors. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of SEI Investments Company.

The Distributor offers shares of the Fund continuously and has agreed to use its best efforts to solicit purchase orders for shares. The Distributor is not obligated to sell any specific amount of shares of the Fund. The Distributor bears all expenses of providing services pursuant to its distribution agreement with the Fund. The Fund bears the expenses of registering its shares with the SEC and with applicable state regulatory authorities.

The distribution agreement will remain in effect for two years from the date of its initial execution and from year to year thereafter, so long as such continuance is specifically approved at least annually by the Fund's board of directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and by the vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated by either the Fund or the Distributor on 60 days' written notice. It will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                          DESCRIPTION OF CAPITAL STOCK

The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $.01 per share. The board of directors may increase or decrease the number of authorized shares without shareholder approval.

The Fund's charter provides for the establishment of separate series and separate classes of shares by the board of directors at any time. In the event series of shares are established, each series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series will be treated as separate entities. In the event additional classes of shares are established, each class of shares issued generally will be identical to every other class and expenses of the Fund or a series thereof (other than any fees or expenses attributable to a particular class) would be prorated among all classes based upon relative net assets.

All shares of the Fund, regardless of class or series, have equal rights with respect to voting, except that the holders of a particular class or series of shares are not entitled to vote on any matter which does not affect any interest of that class or series. All classes and series of Fund shares vote together as a single class, except as otherwise required by applicable law. Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares voting together for election of directors may elect all the members of the Fund's board of directors. In such event, the remaining holders cannot elect any members of the board of directors.

There are no preemptive, conversion, or exchange rights applicable to any shares of the Fund. The outstanding shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

As of September 1, 2004, to Fund management's knowledge, the officers and directors of the Fund, as a group, owned less than 1% of the total outstanding shares of the Fund. As of September 1, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Fund believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers:

        Charles Schwab & Co., Inc., as custodian           [    ]%
        101 Montgomery Street
        San Francisco, CA 94104

        Pershing LLC                                       [    ]%
        P.O. Box 2052
        Jersey City, NJ 07303-9998


                                 TRANSFER AGENT

Forum Shareholder Services, LLC, Two Portland Square, Portland, ME 04101, serves as the transfer agent for the Fund.

                                    CUSTODIAN

Wachovia Bank, N.A., located at 123 South Broad Street, Philadelphia, PA 19103, serves as the custodian to the Fund.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as counsel to the Fund.

                                     EXPERTS

The financial statements of the Fund as of and for the years ended May 31, 2005, 2004, 2003, and 2002 incorporated by reference into this SAI, have been audited by [ ], independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in auditing. The financial statements for the periods ended May 31, 2001 and prior have been audited by other auditors and are included in the Fund's annual reports.

                                    APPENDIX

                          NEVIS CAPITAL MANAGEMENT LLC

                             PROXY VOTING GUIDELINES

               DATED FEBRUARY 27, 2002; REVISED FEBRUARY 10, 2004

         Nevis Capital Management LLC (Nevis) has adopted the following guidelines (the Guidelines) pursuant to which Nevis, in the absence of special circumstances, generally shall vote proxies. These Guidelines are designed to ensure that proxies are voted in the best interest of clients (and, with respect to the Nevis Fund, Inc. (the Fund), in the best interests of Fund shareholders) (collectively, Clients), in accordance with fiduciary duties and applicable regulations.

I.       DUTY TO VOTE PROXIES

         Proxies are an asset of a client account, which should be treated by Nevis with the same care, diligence, and loyalty as any asset belonging to a client. Accordingly, the following guidelines should be observed with respect to proxies.

         A. With respect to every client, it should be clearly specified whether the client has retained the power to vote proxies (either by itself or, if a plan subject to ERISA, by a named fiduciary of the plan) or whether this power has been delegated to Nevis. Nevis shall prepare a list of all client accounts and shall indicate, for each account, whether the client has retained the power to vote proxies or whether this power has been delegated to Nevis. This list should be updated as required so that it is kept current.

         B. In every case in which the client has delegated the power to vote proxies to Nevis, every reasonable effort should be made to vote proxies. The Guidelines set forth below provide guidance on how proxies should be voted. However, with respect to proxies for foreign securities, Nevis may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries. It is the policy of Nevis to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of Clients.

         C. To document that proxies are being voted, Nevis should keep a record reflecting (i) when each proxy is voted, and (ii) how that proxy is voted. In each instance in which a proxy is not voted for any reason (such as the late receipt of the proxy, incorrect instructions as to how to vote the proxy, or for some other reason), a written explanation should be prepared stating the reasons why the proxy was not voted. This statement should be reviewed and approved by the compliance officer, who should also determine whether changes should be made in the procedures for receiving, reviewing, and voting proxies so that the problems that led to failing to vote a proxy in the past will not recur. Nevis shall make its proxy voting history and these Guidelines available to clients upon request. A proxy voting history or these Guidelines (or a description of the Guidelines) shall be sent to a Client within three business day of such a request. Clients may contact Nevis at (410) 385-2645 or by writing to 1119 St. Paul Street, Baltimore, Maryland 21202.

II.      GUIDELINES FOR VOTING PROXIES

         If a client has delegated the power to vote proxies to Nevis, Nevis will generally votes proxies in furtherance of the long-term economic value of the underlying securities, and will generally follow the guidelines provided below. Each proxy proposal is considered on its own merits, and an independent determination is made of the advisability of supporting or opposing management's position. Nevis believes that the recommendations of management should be given substantial weight, but Nevis will not support management proposals that may be detrimental to the underlying value of client positions.

         The compliance officer is responsible for administering and overseeing the proxy voting process. The compliance officer shall also engage and oversee any third-party vendor to review, monitor and/or vote proxies.

         Nevis usually opposes proposals that dilute the economic interest of shareholders, and Nevis also opposes those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Nevis calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, Nevis will generally vote for the merger, acquisition or leveraged buy-out.

         The following guidelines deal with a number of specifications, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Nevis' general approach to a wide range of issues. They are not hard and fast rules, as, on occasion, Nevis may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and Nevis will explain the basis for such votes in its reports to clients.

         A.       Directors and Auditors

         Nevis generally supports the management slate of directors, although Nevis may withhold its votes if the board has adopted excessive anti-takeover measures.

         Nevis favors inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, Nevis will support management's selection of auditors.

         B.       Corporate Governance

         In the area of corporate governance, Nevis will generally support proxy measures that tend to increase shareholder rights.

                  1. Confidential Voting. Nevis generally supports proposals to adopt confidential voting and independent vote tabulation practices, which may lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals.

                  2. Greenmail. Unless they are part of anti-takeover provisions, Nevis usually supports anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price.

                  3. Indemnification of Directors. Nevis usually votes in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because such measures are important in attracting competent directors and officers.

                  4. Cumulative Voting Rights. Nevis usually supports cumulative voting as an effective method of guaranteeing minority representation on a board.

                  5. Opt Out of Delaware. Nevis usually supports by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition.

                  6. Increases in Common Stock. Nevis will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense.

         Nevis generally votes against the following anti-takeover proposals, as such proposals tend to diminish shareholder rights.

                  1. Fair Price Amendments. Nevis generally opposes fair price amendments because they may deter takeover bids, but Nevis will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.

                  2. Classified Boards. Nevis generally opposes classified boards because they limit shareholder control.

                  3. Blank Check Preferred Stock. Nevis generally opposes the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval.

                  4. Supermajority Provisions. Nevis generally opposes supermajority voting requirements because they often detract from the majority's rights to enforce its will.

                  5. Golden Parachutes. Nevis generally opposes golden parachutes, as they tend to be excessive and self-serving, and Nevis favors proposals which require shareholder approval of golden parachutes and similar arrangements.

                  6. Poison Pills. Because poison pill defenses tend to depress the value of shares, Nevis will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills.

                  7. Reincorporation. Nevis opposes reincorporation in another state in order to take advantage of a stronger anti-takeover statute.

                  8. Shareholder Rights. Nevis opposes proposals that would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority.

                  Nevis generally votes on other corporate governance issues as follows:

                  1. Other Business. Absent any compelling grounds, Nevis usually authorizes management to vote in its discretion.

                  2. Differential Voting Rights. Nevis usually votes against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares.

                  3. Directors-Share Ownership. Nevis is in favor of directors owning shares.

                  4. Independent Directors. Nevis generally opposes proposals which would require that a board consist of a majority of independent directors, but the Adviser may support proposals which call for some independent positions on the board.

                  5. Preemptive Rights. Nevis generally votes against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital.

                  6. Employee Stock Ownership Plans (ESOPs). Nevis evaluates ESOPs on a case-by-case basis. Nevis usually votes for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, Nevis examines the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. Nevis may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. Nevis may vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device.

         C.       Compensation and Stock Options Plans

         Nevis reviews compensation plan proposals on a case-by-case basis. Nevis believes that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so Nevis generally tends to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, Nevis may vote in opposition.

         Nevis will normally vote with management with respect to compensation plans that utilize stock options or stock incentives. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, Nevis may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements.

         D.       Social Issues

         Consistent with its fiduciary to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares, Nevis will vote on social issues with a view toward promoting good corporate citizenship, but also with the realization that Nevis cannot require a company to go beyond applicable legal requirements or put itself in a noncompetitive position.

         Nevis will generally support management's recommendations on social issue proposals. However, Nevis may vote in favor of such a proposal if Nevis determines that the proposal would have a positive impact on the share value.

                  Examples of proposals in this category include:

                  1.  Anti-Abortion.
                  2.  Affirmative Action.
                  3.  Animal Rights.
                        a. Animal Testing.
                        b. Animal Experimentation.
                        c. Factory Farming.
                  4.  Chemical Releases.
                  5.  El Salvador.
                  6.  Environmental Issues.
                        a. Valdez Principles.
                        b. Environmental Protection.
                  7.  Equal Opportunity.
                  8.  Discrimination.
                  9.  Government Service.
                  10. Infant Formula.
                  11. Israel.
                  12. Military Contracts.
                  13. Northern Ireland.
                       a. MacBride Principles.
                  14. Nuclear Power.
                       a. Nuclear Waste.
                       b. Nuclear Energy Business.
                  15. Planned Parenthood Funding.
                  16. Political Contributions.

                  17. South Africa.
                      a. Sullivan Principles.
                  18. Space Weapons.
                  19. Tobacco-Related Products.
                  20. World Debt.

III.     CONFLICTS OF INTERESTS; PROXY VOTING COMMITTEE

         Each proxy is reviewed by the compliance officer to assess the extent to which there may be a material conflict of interest between Nevis and a Client. In addition, for the Fund, the compliance officer will assess the extent to which there may be a conflict between Fund shareholders' interests and the interests of Nevis or the Fund's principal underwriter. In these instances, Nevis will disclose the conflict to Clients and obtain their consents before voting. With respect to conflicts of interest for the Fund, a Proxy Voting Committee consisting of the compliance officer and an independent member of the Board, shall determine the appropriate proxy vote. Client contact forms, which detail the communication between the Client and Nevis regarding their voting direction will be maintained by the compliance officer for a period of not less than a rolling twelve-month period. Examples of a material conflict of interest may be:

o If a proposal may harm a Client financially while enhancing the financial or business prospects of Nevis. Likewise, if a proposal may harm the financial or business prospects of Nevis while enhancing a Client's financial position.

o If a proposal may be contrary to the social philosophy or beliefs of a Client while enhancing the financial position of the Client or the financial or business prospects of Nevis.

         Issues not covered by these Guidelines will be examined by the compliance officer or the Proxy Voting Committee. All proxy votes determined by the Proxy Voting Committee shall be reported to the Board at the next quarterly meeting.

IV.      RECORDKEEPING AND REPORTING

         Nevis is required to maintain records of proxies voted pursuant to
Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. Accordingly, Nevis will maintain records of when and how proxies were voted and will also maintain copies of any documents created by Nevis that were material to making a decision on how to vote proxies on behalf of a Client or that memorialize the basis for that decision. Nevis will maintain and make available to Clients and Fund shareholders for review a copy of its Guidelines, proxy statements received regarding Client securities, a record of each vote cast, and each written Client request for proxy voting records and Nevis' response to any Client request for such records. In addition, Nevis will maintain appropriate proxy voting records for the Fund in compliance with applicable regulations under the Investment Company Act of 1940, as amended. Nevis shall provide semi-annual reports to the Board reflecting proxy votes for the Fund during the period covered in the report and any proxy voting issues that may arise during the quarter.

         Proxy voting books and records are maintained by Nevis for five years, the first two in an easily accessible place. A copy of the Guidelines will be sent within three business days by first class mail upon such a request. A request may be made for this document by dialing (410) 385-2645. A copy of the twelve-month voting history of the Fund will be made available on the SEC's website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

         (a) Articles of Amendment and Restatement of The Nevis Fund, Inc. (the "Registrant") are incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 1, as filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950115-99-001025 on July 26, 1999.

         (b) Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 2 of Pre-Effective Amendment No. 1, as filed with the SEC via EDGAR Accession No.
                0000928385-98-001286 on June 23, 1998.

         (c)    Not applicable.

         (d) Investment Management Agreement dated as of June 29, 1998, between the Registrant and Nevis Capital Management, Inc. (now Nevis Capital Management LLC) is incorporated herein by reference to Exhibit 5 of Pre-Effective Amendment No. 1, as filed with the SEC via EDGAR Accession No. 0000950115-99-001025 on July 26, 1999.
..

         (e) Distribution Agreement dated as of June 29, 1998, between the Registrant and SEI Investments Distribution Co. is incorporated herein by reference to Exhibit 6 of Pre-Effective Amendment No. 1, as filed with the SEC via EDGAR Accession No. 0000928385-98-001286 on June 23, 1998.

         (f)    Not applicable.

         (g)(1) Custodian Agreement dated as of June 29, 1998, between the Registrant and First Union National Bank is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 2, as filed with the SEC via EDGAR Accession No. 0000950115-99-001267 on September 23, 1999.

         (g)(2) Amended Schedule A dated March 30, 2004, to the Custodian Agreement dated as of June 29, 1998, between the Registrant and First Union National Bank is incorporated herein by reference to exhibit (g)(2) of Post Effective Amendment No. 7, as filed with the SEC via EDGAR Accession No.
                0001135428-04-000505 on September 28, 2004.

         (h)(1) Administration Agreement dated as of May 14, 2002, between the Registrant and SEI Investments Mutual Fund Services (now SEI Investments Gloal Funds Services) is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 5, as filed with the SEC via EDGAR Accession No. 0001135428-02-000288 on September 24, 2002.

         (h)(2) Transfer Agency and Services Agreement dated as of June 29, 1998, between the Registrant and Forum Shareholder Services, LLC is incorporated herein by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1, as filed with the SEC via EDGAR Accession No. 0000928385-98-001286 on June 23, 1998.

         (i) Opinion and Consent of Morgan, Lewis & Bockius LLP to be filed by amendment.

         (j) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

         (k)    Not applicable.

         (l) Initial Capital Agreement dated as of June 29, 1998, between the Registrant and Nevis Capital Management, Inc. (now Nevis Capital Management LLC) is incorporated herein by reference to
                Exhibit 13 of Pre-Effective Amendment No. 1, as filed with the SEC via EDGAR Accession No. 0000928385-98-001286 on June 23, 1998.

         (m)    Not applicable.

         (n)    Not applicable.

         (p)(1) Registrant's Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 3, as filed with the SEC via EDGAR Accession No.
                0001082416-00-000072 on September 21, 2000.

         (p)(2) Code of Ethics for Nevis Capital Management, Inc. (now Nevis Capital Management LLC) dated March 1, 2004 is incorporated herein by reference to Exhibit (p)(2) of Post Effective Amendment No 7, as filed with the SEC via EDGAR Accession No. 0001135428-04-000505 on September 28, 2004.

         (p)(3) Code of Ethics for SEI Investments Distribution Co. is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 7 to the Registration Statement of SEI Index Funds (File No. 002-97111), as filed with the SEC via EDGAR Accession No. 0001047469-04-024578 on July 28, 2004.

         (q)    Powers of Attorney for Jon C. Baker, Bailey Morris-Eck, Joseph
                R. Hardiman, Charles E. Noell, and Christopher F. Salfi are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 3, as filed with the SEC via EDGAR Accession No. 0001082416-00-000072 on September 21, 2000.

Item 24.  Persons Controlled by or Under Common Control with the Funds

          None.

Item 25.  Indemnification

         Reference is made to Article Eight, Section 5 of the Articles of Amendment and Restatement and Article VII of the Amended and Restated By-Laws of the Registrant filed as Exhibits (a) and (b), respectively.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

          None.

Item 27.  Principal Underwriters


(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                              July 15, 1982
         SEI Liquid Asset Trust                              November 29, 1982
         SEI Tax Exempt Trust                                December 3, 1982
         SEI Index Funds                                     July 10, 1985
         SEI Institutional Managed Trust                     January 22, 1987
         SEI Institutional International Trust               August 30, 1988
         The Advisors' Inner Circle Fund                     November 14, 1991
         The Advisors' Inner Circle Fund II                  January 28, 1993
         Bishop Street Funds                                 January 27, 1995
         SEI Asset Allocation Trust                          April 1, 1996

         SEI Institutional Investments Trust                 June 14, 1996
         HighMark Funds                                      February 15, 1997
         Oak Associates Funds                                February 27, 1998
         The Nevis Fund, Inc.                                June 29, 1998
         CNI Charter Funds                                   April 1, 1999
         Amerindo Funds Inc.                                 July 13, 1999
         iShares Inc.                                        January 28, 2000
         iShares Trust                                       April 25, 2000
         JohnsonFamily Funds, Inc.                           November 1, 2000
         The MDL Funds                                       January 24, 2001
         Causeway Capital Management Trust                   September 20, 2001
         The Japan Fund, Inc.                                October 7, 2002
         TT International U.S.A. Master Trust                October 6, 2003
         TT International U.S.A. Feeder Trust                October 6, 2003
         AHA Investment Funds, Inc.                          April 11, 2005

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                                Position and Office                                          Position and Offices
Name                            with Underwriter                                             with Registrant
----                            -------------------                                          -------------------
William M. Doran                Director                                                              --
Carl A. Guarino                 Director                                                              --
Edward D. Loughlin              Director                                                              --
Wayne M. Withrow                Director                                                              --
Kevin Barr                      President & Chief Executive Officer                                   --
Maxine Chou                     Chief Financial Officer & Treasurer                                   --
Mark Greco                      Chief Operations Officer                                              --
John Munch                      General Counsel & Secretary                                           --
Karen LaTourette                Chief Compliance Officer, Anti-Money Laundering Officer
                                & Assistant Secretary                                                 --
Mark J. Held                    Senior Vice President                                                 --
Lori L. White                   Vice President & Assistant Secretary                                  --
Robert Silvestri                Vice President                                                        --
John Coary                      Vice President                                                        --
Michael Farrell                 Vice President                                                        --
Joanne Nelson                   Vice President                                                        --
Maria Rinehart                  Vice President                                                        --
Al DelPizzo                     Vice President                                                        --

(c) Not Applicable.

Item 28.  Location of Accounts and Records

         The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1, 31a-2 and 31a-3 thereunder, at its principal office located at 1119 St. Paul Street, Baltimore, MD 21202. Certain records may be maintained pursuant to Rule 31a-3 at the offices of the Registrant's administrator, SEI Investments Global Fund Services, located at One Freedom Valley Drive, Oaks, PA 19456. Certain records may be maintained pursuant to Rule 31a-3 at the offices of the Registrant's transfer agent, Forum Shareholder Services, LLC, located at Two Portland Square, Portland, ME 04101. Certain records relating to the physical possession of the Registrant's securities may be maintained at the offices of the Registrant's custodian, First Union National Bank, located at 530 Walnut Street, Mezzanine Level, Philadelphia, PA 19106.

Item 29.  Management Services

         Not applicable.

Item 30.  Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 8 to Registration Statement No. 333-47467 to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Baltimore, and State of Maryland on the 29th day of July, 2005.

                                              THE NEVIS FUND, INC.


                                              By:  /s/ David R. Wilmerding, III
                                                   ----------------------------
                                                   David R. Wilmerding, III
                                                   President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                              Title                                             Date



/s/ David R. Wilmerding, III
_____________________________           President and Director                              July 29, 2005
David R. Wilmerding, III

             *                          Senior Vice President and Director                  July 29, 2005
__________________________
Jon C. Baker

             *                          Director                                            July 29, 2005
__________________________
Joseph R. Hardiman

             *                          Director                                            July 29, 2005
__________________________
Bailey Morris-Eck

             *                          Director                                            July 29, 2005
__________________________
Charles E. Noell


* By  /s/ David R. Wilmerding, III                                                          July 29, 2005
      David R. Wilmerding, III

         Attorney-in-Fact, pursuant to powers of attorney incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 3 as filed with the SEC on September 21, 2000.